Exhibit A

JOINT FILING AGREEMENT

PURSUANT TO RULE 13D-1(K)(1)

The undersigned acknowledge and agree that the Statement on Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the shares of Class A Common Stock, par value $0.00001 per share, of Endeavor Group Holdings, Inc., is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned that is named as a reporting person in such filing without the necessity of filing an additional joint filing agreement. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This joint filing agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: May 13, 2021

SLP West Holdings, L.L.C.
By: Silver Lake Partners IV DE (AIV IV), its managing member
By: Silver Lake Technology Associates IV, L.P., its general partner
By: SLTA IV (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLP West Holdings II, L.L.C.
By: Silver Lake Partners IV DE (AIV IV), its managing member
By: Silver Lake Technology Associates IV, L.P., its general partner
By: SLTA IV (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

Silver Lake Partners IV DE (AIV IV), L.P.
By: Silver Lake Technology Associates IV, L.P., its general partner
By: SLTA IV (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLP IV West Feeder I, L.P.
By: Silver Lake Technology Associates IV, L.P., its general partner
By: SLTA IV (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLP IV Basquiat Feeder I, L.P.
By: Silver Lake Technology Associates IV, L.P., its general partner
By: SLTA IV (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

Silver Lake Partners IV DE (AIV III), L.P.
By: Silver Lake Technology Associates IV, L.P., its general partner
By: SLTA IV (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

Silver Lake Technology Investors IV (Delaware II), L.P.
By: Silver Lake Technology Associates IV, L.P., its general partner
By: SLTA IV (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

Silver Lake Technology Associates IV, L.P.
By: SLTA IV (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLP West Holdings III, L.P.
By: SLP West GP Holdings, L.L.C, its general partner
By: SLTA IV (GP), L.L.C., its managing member
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLP West Holdings IV, L.P.
By: SLP West GP Holdings, L.L.C, its general partner
By: SLTA IV (GP), L.L.C., its managing member
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLP West GP Holdings, L.L.C.
By: SLTA IV (GP), L.L.C., its managing member
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLTA IV (GP), L.L.C.
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLP West Holdings Co-Invest II, L.P.
By: SLP Co-Invest GP, L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLP West Holdings Co-Invest Feeder II, L.P.
By: SLP Co-Invest GP, L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLP Co-Invest GP, L.L.C.
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SL SPV-1 Feeder I, L.P.
By: SLTA SPV-1, L.P., its general partner
By: SLTA SPV-1 (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLTA SPV-1, L.P.
By: SLTA SPV-1 (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLTA SPV-1 (GP), L.L.C.
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLP West Holdings Co-Invest, L.P.
By: SLP Denali Co-Invest GP, L.L.C., its general partner
By: Silver Lake Technology Associates III, L.P., its managing member
By: SLTA III (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLP Denali Co-Invest GP, L.L.C.
By: Silver Lake Technology Associates III, L.P., its managing member
By: SLTA III (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

Silver Lake Technology Associates III, L.P.
By: SLTA III (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLTA III (GP), L.L.C.
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

Silver Lake Partners VI DE (AIV), L.P.
By: Silver Lake Technology Associates VI, L.P., its general partner
By: SLTA VI (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

Silver Lake Technology Investors VI, L.P.
By: Silver Lake Technology Associates VI, L.P., its general partner
By: SLTA VI (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

Silver Lake Technology Associates VI, L.P.
By: SLTA VI (GP), L.L.C., its general partner
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLTA VI (GP), L.L.C.
By: Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

Silver Lake Group, L.L.C.

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

[Endeavor Group Holdings, Inc. Joint Filing Agreement]